SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C  20549


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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 15, 2002


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                     001-03761              750289970
(State or other jurisdiction  (Commission file number)    (I.R.S. employer
     of incorporation)                                    identification  no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


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ITEM 9. REGULATION FD DISCLOSURE.

The Registrant ("TI" or "the company") re-confirms its outlook for the third quarter of 2002 as set forth in the Outlook section included in Item 2 of its Form 10-Q for the quarter ended June 30, 2002. This re-confirmation is being made for purposes of Regulation FD only and is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available. The full text of that Outlook section is as follows:

OUTLOOK

Stabilizing inventory at the company's customers means that in the second half of 2002, TI should be generally shipping close to the same rate as end demand.

For the third quarter of 2002: TI expects revenue to grow about 5 percent sequentially (or about 6 percent excluding the $30 million in catch-up royalties included in second-quarter revenue). Semiconductor revenue is expected to grow about 4 percent sequentially (or about 6 percent excluding the catch-up royalties), Sensors & Controls revenue is expected to seasonally decline a few percentage points, and E&PS revenue is expected to seasonally increase about 25 percent.

Operating margin in the third quarter should increase 1 to 2 percentage points. Other income/interest is expected to be about $10 million. EPS is expected to be about $0.09.

For 2002, TI expects R&D to be about $1.6 billion. Capital expenditures are expected to be about $800 million in 2002, and depreciation is expected to be about $1.6 billion.

The 2002 effective income tax rate is expected to be about 18 percent.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment, including timely implementation of new manufacturing technologies;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely completion and successful integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    TI's ability to recruit and retain skilled personnel; and

-    Availability of raw materials and critical manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TEXAS INSTRUMENTS INCORPORATED


Date:  August 15, 2002                  By: /s/ JOSEPH F. HUBACH
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                                            Joseph F. Hubach
                                            Senior Vice President,
                                            Secretary and
                                            General Counsel